CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Not Full Doc

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,982
Total Outstanding Loan Balance	$337,963,894*	Min	Max
Average Loan Current Balance	$170,517	$2,291	$943,662
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.36%	5.24%	13.69%
Arm Weighted Average Coupon	7.17%
Fixed Weighted Average Coupon	8.68%
Weighted Average Margin	6.17%	2.75%	10.14%
Weighted Average FICO (Non-Zero)	646
Weighted Average Age (Months)	3
% First Liens	96.3%
% Second Liens	3.7%
% Arms	87.5%
% Fixed	12.5%
% of Loans with Mortgage Insurance	0.1%

*

Approximately [$338,075,000] of the [$800,000,100] total collateral will be loans with less than full documentation.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	13	3,070,458	0.9	5.37	79.8	702
5.51 - 6.00	95	24,928,397	7.4	5.84	77.6	678
6.01 - 6.50	203	48,667,690	14.4	6.32	78.3	665
6.51 - 7.00	394	83,729,363	24.8	6.81	78.5	651
7.01 - 7.50	321	58,453,697	17.3	7.28	80.2	643
7.51 - 8.00	255	46,263,351	13.7	7.76	80.7	637
8.01 - 8.50	175	27,023,229	8.0	8.29	80.5	624
8.51 - 9.00	153	20,887,830	6.2	8.76	80.6	606
9.01 - 9.50	60	5,805,838	1.7	9.30	84.8	619
9.51 - 10.00	92	7,645,829	2.3	9.87	86.9	624
10.01 - 10.50	59	3,169,502	0.9	10.35	93.0	655
10.51 - 11.00	85	4,821,219	1.4	10.79	94.6	637
11.01 - 11.50	36	1,698,861	0.5	11.33	94.1	649
11.51 - 12.00	19	874,393	0.3	11.76	95.2	595
12.01 - 12.50	11	532,298	0.2	12.31	97.0	617
12.51 - 13.00	7	262,087	0.1	12.73	92.8	591
13.01 - 13.50	2	74,970	0.0	13.16	56.9	548
13.51 - 14.00	2	54,881	0.0	13.67	50.9	496
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavaiable	1	23,663	0.0	13.65	39.0	0
426 - 450	2	77,043	0.0	10.28	81.0	443
451 - 475	3	272,127	0.1	11.00	86.6	459
476 - 500	16	974,265	0.3	10.07	77.8	491
501 - 525	37	5,336,422	1.6	8.67	73.4	514
526 - 550	58	8,868,850	2.6	8.23	69.8	540
551 - 575	104	17,276,562	5.1	7.83	74.8	566
576 - 600	168	30,758,149	9.1	7.53	77.7	589
601 - 625	284	48,339,978	14.3	7.60	79.8	613
626 - 650	393	65,799,773	19.5	7.34	80.4	639
651 - 675	390	66,568,148	19.7	7.15	81.5	662
676 - 700	264	47,362,682	14.0	7.04	81.9	687
701 - 725	129	23,557,140	7.0	7.09	82.6	711
726 - 750	82	13,081,586	3.9	7.09	82.7	737
751 - 775	35	6,775,343	2.0	6.96	82.9	762
776 - 800	14	2,710,428	0.8	6.71	81.1	787
801 - 825	2	181,736	0.1	7.49	83.3	805
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	238	8,284,204	2.5	9.82	85.7	647
50,001 - 100,000	445	32,885,974	9.7	8.41	82.4	637
100,001 - 150,000	371	45,931,776	13.6	7.64	79.6	639
150,001 - 200,000	293	51,024,939	15.1	7.26	79.5	643
200,001 - 250,000	205	45,992,433	13.6	7.15	80.0	644
250,001 - 300,000	146	39,979,284	11.8	7.08	80.3	648
300,001 - 350,000	96	31,203,175	9.2	7.04	80.0	650
350,001 - 400,000	79	29,791,827	8.8	6.73	78.1	655
400,001 - 450,000	42	17,942,191	5.3	6.97	79.2	655
450,001 - 500,000	41	19,710,813	5.8	7.00	81.2	653
500,001 - 550,000	11	5,760,100	1.7	7.34	79.4	626
550,001 - 600,000	8	4,656,279	1.4	7.35	85.0	653
600,001 - 750,000	6	3,857,236	1.1	7.40	77.0	638
900,001 - 950,000	1	943,662	0.3	7.75	68.7	662
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	65	6,819,603	2.0	7.36	39.9	612
50.001 - 55.000	21	3,906,882	1.2	7.38	52.7	588
55.001 - 60.000	27	4,122,957	1.2	7.53	57.9	616
60.001 - 65.000	51	8,244,134	2.4	7.31	63.1	604
65.001 - 70.000	71	12,649,690	3.7	7.40	68.5	620
70.001 - 75.000	130	23,244,171	6.9	7.41	74.0	603
75.001 - 80.000	947	184,531,294	54.6	7.03	79.8	659
80.001 - 85.000	143	32,278,614	9.6	7.39	84.4	623
85.001 - 90.000	199	36,864,782	10.9	7.49	89.6	646
90.001 - 95.000	49	7,386,629	2.2	8.16	94.8	655
95.001 - 100.000	279	17,915,138	5.3	9.93	100.0	671
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	462	71,611,676	21.2	7.71	80.8	646
0.50	1	105,486	0.0	9.09	80.0	616
1.00	58	12,185,651	3.6	7.46	80.6	656
2.00	1,101	200,657,350	59.4	7.24	80.4	647
2.50	1	236,991	0.1	8.00	85.0	608
3.00	341	51,520,732	15.2	7.27	78.3	636
5.00	18	1,646,008	0.5	8.49	76.3	631
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Reduced	1,024	167,236,724	49.5	7.41	81.3	650
No Income/ No Asset	56	6,201,531	1.8	8.10	73.8	636
Stated Income / Stated Assets	902	164,525,638	48.7	7.27	79.2	642
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,831	316,080,073	93.5	7.32	80.2	644
Second Home	12	2,808,845	0.8	7.47	82.0	680
Investor	139	19,074,975	5.6	7.92	78.7	665
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	414	109,511,391	32.4	6.97	78.4	648
Florida	259	41,526,089	12.3	7.46	80.9	651
Nevada	78	17,634,800	5.2	7.48	81.6	652
Arizona	98	14,782,961	4.4	7.35	81.4	642
New York	57	11,440,010	3.4	7.78	78.3	651
Texas	117	11,406,087	3.4	7.70	81.2	641
Washington	63	9,884,290	2.9	7.46	81.2	655
Michigan	79	8,775,586	2.6	8.15	77.4	623
Illinois	50	8,676,629	2.6	7.34	81.3	650
Virginia	46	8,131,418	2.4	7.64	80.0	636
Ohio	69	7,807,206	2.3	7.63	83.6	629
Georgia	47	7,681,614	2.3	7.40	82.0	666
New Jersey	36	7,298,744	2.2	7.30	80.8	645
Colorado	42	7,212,287	2.1	7.12	82.3	654
Maryland	29	5,985,366	1.8	7.37	81.6	648
Other	498	60,209,416	17.8	7.64	81.1	637
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,079	182,737,918	54.1	7.35	82.4	663
Refinance - Rate Term	111	16,405,737	4.9	7.34	78.5	626
Refinance - Cashout	792	138,820,239	41.1	7.37	77.4	624
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,371	277,548,461	82.1	7.18	79.7	646
Arm 3/27	86	16,550,639	4.9	7.07	79.6	637
Arm 5/25	8	1,575,264	0.5	6.62	63.8	670
Fixed - Balloon 15/30	244	13,330,205	3.9	10.51	97.1	662
Fixed Rate	273	28,959,325	8.6	7.84	77.2	639
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,555	258,704,661	76.5	7.34	80.3	643
PUD	193	38,261,546	11.3	7.34	80.5	646
Condo	106	15,185,460	4.5	7.38	78.9	660
2 Family	68	13,764,703	4.1	7.46	78.6	654
3-4 Family	38	10,063,653	3.0	7.41	77.5	677
Manufactured Housing	22	1,983,870	0.6	8.35	87.2	677
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	42	10,388,192	3.5	6.88	79.1	678
4.01 - 4.50	26	5,417,742	1.8	6.25	75.2	676
4.51 - 5.00	102	21,155,751	7.2	6.39	80.3	669
5.01 - 5.50	164	39,670,489	13.4	6.61	78.0	657
5.51 - 6.00	275	56,262,242	19.0	6.77	79.6	656
6.01 - 6.50	260	57,162,771	19.3	7.04	80.7	648
6.51 - 7.00	274	51,600,399	17.5	7.47	80.1	632
7.01 - 7.50	159	28,512,750	9.6	7.97	79.3	629
7.51 - 8.00	99	17,309,987	5.9	8.42	80.9	615
8.01 - 8.50	36	4,756,486	1.6	8.86	80.6	588
8.51 - 9.00	24	2,937,176	1.0	9.52	76.7	584
9.01 - 9.50	1	126,938	0.0	9.50	87.0	541
9.51 - 10.00	2	315,737	0.1	10.13	61.3	527
10.01 - 10.50	1	57,703	0.0	10.39	70.0	540
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
‘1 - 3	15	1,853,978	0.6	9.76	69.7	601
‘4 - 6	4	194,079	0.1	11.05	60.4	631
‘7 - 9	1	55,609	0.0	8.75	78.4	599
13 - 15	1	294,624	0.1	6.79	85.0	591
16 - 18	8	1,378,666	0.5	6.93	74.4	653
19 - 21	260	50,817,745	17.2	6.99	78.6	647
22 - 24	1,088	223,489,043	75.6	7.20	80.1	646
25 - 27	1	165,131	0.1	7.63	90.0	643
28 - 30	4	737,179	0.2	7.67	75.9	551
31 - 33	20	4,814,057	1.6	6.87	82.2	657
34 - 36	55	10,298,989	3.5	6.96	78.5	637
37 >=	8	1,575,264	0.5	6.62	63.8	670
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.50 <=	1	128,680	0.0	6.35	80.0	670
9.51 - 11.50	54	14,255,727	4.8	6.59	79.3	672
11.51 - 12.00	117	28,125,922	9.5	6.18	78.1	672
12.01 - 12.50	160	38,448,848	13.0	6.41	79.3	664
12.51 - 13.00	234	54,818,819	18.5	6.82	78.4	645
13.01 - 13.50	186	37,985,161	12.8	7.15	80.6	639
13.51 - 14.00	231	45,858,994	15.5	7.34	81.2	647
14.01 - 14.50	191	30,627,437	10.4	7.68	80.5	640
14.51 - 15.00	143	23,597,756	8.0	8.17	79.2	621
15.01 - 15.50	61	10,027,628	3.4	8.43	80.5	607
15.51 - 16.00	54	7,501,046	2.5	9.00	80.0	596
16.01 - 16.50	19	2,458,547	0.8	9.38	78.5	606
16.51 - 17.00	9	1,160,937	0.4	10.08	80.9	592
17.01 - 17.50	1	135,535	0.0	11.50	57.2	647
17.51 - 18.00	4	543,327	0.2	10.80	89.1	621
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	9	2,137,881	0.7	6.17	72.9	672
4.51 - 5.50	83	20,405,053	6.9	6.43	78.6	653
5.51 - 6.00	155	36,468,804	12.3	6.27	78.2	668
6.01 - 6.50	204	47,119,590	15.9	6.56	79.3	662
6.51 - 7.00	336	72,829,251	24.6	6.99	79.8	645
7.01 - 7.50	254	47,954,556	16.2	7.41	80.3	638
7.51 - 8.00	178	32,782,514	11.1	7.87	80.3	633
8.01 - 8.50	108	17,433,925	5.9	8.34	81.6	628
8.51 - 9.00	85	12,365,829	4.2	8.79	80.2	608
9.01 - 9.50	22	2,399,906	0.8	9.28	82.2	604
9.51 - 10.00	18	2,564,547	0.9	9.82	78.0	585
10.01 - 10.50	5	275,217	0.1	10.42	74.2	558
10.51 - 11.00	7	801,754	0.3	10.81	85.4	591
11.01 - 11.50	1	135,535	0.0	11.50	57.2	647
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	413,494	0.1	6.76	77.3	586
1.50	71	18,172,257	6.1	6.99	78.7	635
2.00	252	36,595,139	12.4	7.39	79.7	643
3.00	1,111	233,707,404	79.0	7.13	79.8	647
5.00	5	930,417	0.3	8.21	61.8	651
6.00	1	403,429	0.1	8.00	80.0	633
7.00	23	5,452,224	1.8	7.68	80.5	630
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,337	266,027,367	90.0	7.14	79.7	647
1.50	99	23,374,110	7.9	7.29	79.8	633
2.00	29	6,272,887	2.1	8.09	75.7	605
Total:	1,465	295,674,364	100.0	7.17	79.7	645

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,656	248,613,043	73.6	7.51	80.1	640
24	50	15,124,548	4.5	6.78	81.8	665
36	10	3,153,630	0.9	6.87	79.5	629
60	251	67,011,992	19.8	6.97	79.9	661
84	1	131,200	0.0	6.65	80.0	650
120	14	3,929,480	1.2	6.91	80.1	685
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0	30	5,095,475	1.5	7.64	77.1	643
1 - 5	6	828,976	0.2	6.82	77.2	657
6 - 10	5	623,470	0.2	8.35	83.7	664
11 - 15	16	1,743,623	0.5	7.22	78.7	636
16 - 20	44	5,421,605	1.6	7.29	79.4	671
21 - 25	76	9,558,548	2.8	7.46	75.6	639
26 - 30	128	19,635,977	5.8	7.42	75.7	637
31 - 35	222	36,676,414	10.9	7.28	80.5	647
36 - 40	338	55,253,713	16.3	7.32	79.8	644
41 - 45	547	99,120,676	29.3	7.28	80.6	649
46 - 50	540	97,600,090	28.9	7.46	81.4	645
51 - 55	28	6,140,877	1.8	7.14	76.9	621
56 - 60	2	264,450	0.1	8.85	90.6	615
Total:	1,982	337,963,894	100.0	7.36	80.1	646

  *     Note, for second liens, CLTV is employed in this calculation